                              OFFICER'S CERTIFICATE

         I do hereby certify and represent that:

         1. I am the duly elected Secretary of deCODE genetics, Inc., a Delaware corporation.

         2. Pursuant to Rule 306(a) of Regulation S-T, the following exhibit
10.45 to deCODE genetics, Inc.'s Annual Report on Form 10-K is a fair and accurate English translation of a document prepared in the Icelandic language.

         IN WITNESS WHEREOF, I have signed this Officer's Certificate in my capacity as Secretary of deCODE genetics, Inc. on this 21 day of March, 2002.


                                  By:        /s/ Tanya Zharov
                                             -----------------------------------
                                  Name:      Tanya Zharov
                                  Title:     Secretary and Corporate Counsel
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                                                                   Exhibit 10.45



                                                                    Islandsbanki
                                                            ISLANDSBANKI-FBA HF.

                                  GENERAL BOND
                            with consumer price index

                                  PROPERTY LIEN

Sturlugata 8 ehf.
State Reg. No. 581201-2190
Sturlugata 8, Reykjavik

MAKES KNOWN:

AS SURETY for the prompt and full payment of all debts and financial commitments according to 1). The Loan Agreement with Islandsbanki-FBA, dated 21 December 2001, amounting in total USD 4,000,000.- and 2) Bonds issued by Sturlugata 8 ehf. on 3 January 2002, 1 class 2002, amounting to a total of 1,400,000,000.- whether the amount at stake is the principal, price-level adjustments, translation difference, penalty interest, collection costs or costs, of whatever kind, in aggregate

ISK 140.000.000.- ONEHUNDREDFORTYMILLION ICELANDIC KRONUR AND

USD 400,000.- FOUR HUNDRED THOUSAND DOLLARS OR THE EQUIVALENT OF THAT AMOUNT IN ANOTHER FOREIGN CURRENCY OR ICELANDIC KRONUR,

                           40.704.000,- [hand-written]

Islandsbanki-FBA is hereby pledged, for our own part and on behalf of the owners of the above bonds, as current at any time, by second-rank mortgage with promotion rights, the property:

Sturlugata 8 in Reykjavik, the entire property, permanent number.

following:
MORTGAGE.         PRINCIPAL               CLAIMANT                DATE OF ISSUE
I                 ISK 1,400,000,000
                  USD 4,000,000,-         Islandsbanki-FBA hf.    21.12.2001

The amount in Icelandic kronur is linked to the consumer price index, based on the base index 218.5 points, and is adjusted proportionally to the index, but never to a lower index than the base index of this bond, in addition to penalty interest and all costs resulting from collecting activites.

      The issuer/mortgagor is not aware of any other registered liens or encumbrances on the property.

      The lien extends to the insurance amount of the mortgaged property and the lien holder is entitled, should any insurance be paid out, to request that the insurance company pay to him directly as much of the insurance amount as would cover the debt secured by this lien together with all interest, penalty interest and collecting costs. In such an event the lien holder has full authorisation to take delivery of the insurance money and dispose of it as payment for the debts. The mortgagor is under obligation to insure the mortgaged property and provide the lien holder with documented evidence that the secured property is properly insured; failing this the lien holder may, without any obligation to do so, insure the property at the mortgagor's expense and shall thereby hold a lien on the property for the total amount of paid-out costs for insurance as well as for the debt itself.

The property is mortgaged with all appurtenances, including subsequent additions, cf. Articles 16-18 of Act No 75/1997 on Contractual Liens.

      The mortgagor is under obligation to ensure that all necessary safety measures required by applicable laws and regulations, as current at any time, are observed with respect to the mortgaged property. The mortgagor shall also take responsibility for the maintenance of the pledged property and ensure, to the extent possible, that it maintains its value so that the mortgage rights are not curtailed.

        In the event of any default on the payment of instalments or interest of the debt(s) covered by this lien or any other breach of the obligations of the issuer/mortgagor to the lien holder, the total amount of the debt(s) may be called in immediately and without notice and this mortgage may then be foreclosed. The same applies if the value of the secured property is substantially reduced, there is a change in ownership of the property without the mortgagee's consent or if the issuer's/mortgagor's other creditors enforce any claims against the property, or if the issuer's/mortgagor's or his guarantor's estate securing the debt, one or more, enter into receivership or seek composition.

      The issuer shall pay the stamp duty and registration tax for this lien

      In the event of any dispute in respect of this lien or the debt that it covers such dispute shall be referred to the District Court of Reykjavik.

      In witness whereof, the signatures of the issuer, the mortgagor and the spouse of the registered owner (issuer/mortgagor) are attached hereto in the presence of witnesses.

                                  Reykjavik, 21 December 2001

                                       ON THE BOARD OF DIRECTORS OF STURLUGATA 8
EHF.

                                                        Tomas Sigurosson [sign.]

Witnesses to the correct date
and signature and financial
standing of issuer, mortgagor
and spouse of registered owner

Sigurgeir Guolaugsson [sign.]       290876-3709
-----------------------------------------------
Name                                Id. No.

Alexander Kristjan Guomundsson [sign.]      111170-5259
-------------------------------------------------------
Name                                        Id. No.
Hereby in agreement with the above
For Islandsbanki-FBA hf.

NB: Note on the Deed of Conveyance of the right of first refusal of the University of Iceland Registered 28 Dec. 2001